Exhibit 99.1

First NBC

NASDAQ: NBCB

2014 Gulf South Bank Conference

May 2014

Forward Looking Statements

Statements contained in this presentation that are not historical facts, including statements accompanied by words such as "will," "believe," "anticipate," "expect," "estimate," "preliminary," or similar words, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company's periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company's SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm. First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation.

Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Performance Highlights

* Strong loan growth - 4.8% over the linked-quarter and 24.3% over the first quarter of prior year
  - Driven by increases in construction, commercial real estate and commercial loans
* Strong deposit growth - 5.8% over the linked-quarter and 21.3% over the first quarter of prior year
  - Driven by increases in noninterest-bearing demand and money market deposit accounts
  - Shift from NOW to money market deposits due to implementation of tiered pricing
* Growth in adjusted net income – 1.2% over the linked-quarter and 58.7% over the first quarter of 2013
  - Linked-quarter results are impacted by seasonal factors of the tax credit programs
* Improvement in net interest margin of 4 basis points over the linked-quarter and 12 basis points over the first quarter of 2013

Financial Trends

($ in millions)	1Q13	2Q13	3Q13	4Q13	1Q14	Growth %
Balance Sheet						
Total Assets	$ 2,795	$ 3,027	$ 3,161	$ 3,287	$ 3,482	24.6%
Gross Loans	1,988	2,094	2,218	2,358	2,471	24.3%
Total Deposits	2,383	2,514	2,634	2,731	2,889	21.3%
Total Equity	256	363	369	382	395	54.3%
Total Equity/Assets	9.16%	11.99%	11.67%	11.62%	11.34%	
Loans/Deposits	83.42%	83.29%	84.21%	86.34%	85.53%	
Income Statement						
Net Income (GAAP)	8,284	8,606	10,465	13,556	12,828	54.9%
Adjusted Net Income (Non-GAAP)	8,085	8,606	10,465	12,679	12,828	58.7%
Earnings Per Share - Basic (GAAP)	$ 0.59	$ 0.51	$ 0.55	$ 0.71	$ 0.68	
Earnings Per Share - Basic (Non-GAAP)	$ 0.57	$ 0.51	$ 0.55	$ 0.66	$ 0.68	
Asset Quality						
Nonperforming Loans to Total Loans	1.22%	0.82%	0.92%	0.76%	0.81%	
Nonperforming Assets to Total Assets	1.05%	0.78%	0.86%	0.67%	0.69%	
Allowance for Loan Losses to Total Loans	1.28%	1.32%	1.35%	1.36%	1.39%	
Allowance for Loan Losses to Nonperforming Loans	105.47%	162.41%	146.35%	178.34%	172.99%	
Net Charge-offs to Average Loans	0.21%	0.21%	0.21%	0.22%	0.03%	
Profitablility						
Return on Average Common Equity	16.68%	13.43%	13.09%	16.77%	15.08%	
Return on Average Assets	1.23%	1.19%	1.34%	1.68%	1.55%	
Net Interest Margin	3.18%	2.88%	3.08%	3.26%	3.30%	
Efficiency Ratio	69.48%	69.04%	70.39%	65.81%	61.46%	

Adjusted net income is defined as net income adjusted for certain nonrecurring items such as gains on sales of investment securities, OREO and acquired impaired loans

New Orleans: A Revitalized and Growing Market

* Macroeconomic and demographic trends provide favorable tailwinds in our primary markets
  - Orleans parish's population has continued to grow ahead of national average, approximately 10.1% from 2010 to 2013 versus national average of 2.4% (1)
  - Household income is expected to grow 17% from 2012 - 2017
* Industry continues to expand and invest in our markets
  - Home to the Port of South Louisiana and the Port of New Orleans, the 1st and 7th largest ports in the U.S. Both ports are expected to be positively impacted by the expansion of the Panama Canal
  - Louisiana continues to be one of the top producers of crude oil and natural gas in the United States
  - Strong and continued growth by the petrochemical, oil and gas industries with significant planned investments in our markets
* Tourism continues to grow
  - 9.01 million visitors spent a record $6 billion in New Orleans in 2012
  - 2013 Super Bowl and Women's Basketball Final Four
  - 2014 NBA All-Star Game and WWE WrestleMania XXX
* Post-Katrina and Rita reconstruction efforts have revitalized the region
  - Since Katrina and Rita, Louisiana has received over $30 billion of insurance policy proceeds and approximately $60 billion in governmental and tax incentives
* Favorable unemployment rate of 4.2% compared to the national average of 6.7% (2)

(1) As of July 2013; Source: United States Census Bureau
(2) As of February 2014; Source: U.S. Bureau of Labor Statistics

Income Statement Trends

	1Q13	2Q13	3Q13	4Q13	1Q14
(in thousands, except per share data)					
Interest income	$ 28,580	$ 29,034	$ 31,973	$ 34,437	$ 35,161
Interest expense	8,893	9,779	10,150	10,326	10,313
Net interest income	19,687	19,255	21,823	24,111	24,848
Provision for loan losses	2,600	2,400	2,400	2,400	3,000
Net interest income after provision for loan losses	17,087	16,855	19,423	21,711	21,848
Noninterest income	2,827	2,738	2,461	5,401	3,359
Noninterest expense	15,643	15,185	17,092	19,423	17,337
Income before income taxes	4,271	4,408	4,792	7,689	7,870
Income tax (benefit) expense	(4,013)	(4,198)	(5,673)	(5,867)	(4,958)
Net income	8,284	8,606	10,465	13,556	12,828
Less net income attributable to noncontrolling interest	-	-	-	-	-
Net income attributable to Company	8,284	8,606	10,465	13,556	12,828
Less preferred stock dividends	(95)	(95)	(62)	(95)	(95)
Less earnings allocated to participating securities	(538)	(455)	(519)	(468)	(246)
Income available to common shareholders	$ 7,651	$ 8,056	$ 9,884	$ 12,993	$ 12,487
Earnings per common share-basic	$ 0.59	$ 0.51	$ 0.55	$ 0.71	$ 0.68
Earnings per common share-diluted	$ 0.58	$ 0.49	$ 0.54	$ 0.69	$ 0.66

	1Q13	2Q13	3Q13	4Q13	1Q14
Net income (GAAP)	$ 8,284	$ 8,606	$ 10,465	$ 13,556	$ 12,828
Noninterest income adjustments (net of tax)					
Gain on sale of investment securities	(199)	-	-	(7)	-
Gain on sale of OREO	-	-	-	(658)	-
Gain on sale of acquired impaired loans	-	-	-	(212)	-
Adjusted net income (Non-GAAP)	$ 8,085	$ 8,606	$ 10,465	$ 12,679	$ 12,828

Non-Interest Income Trends

(in thousands)	1Q13	2Q13	3Q13	4Q13	1Q14	1Q14 vs. 1Q13 $ Change	1Q14 vs. 1Q13 % Change	1Q14 vs. 4Q13 $ Change	1Q14 vs. 4Q13 % Change
Service charges on deposit accounts	$ 498	$ 462	$ 501	$ 566	$ 559	$ 61	12%	$ (7)	-1%
Investment securities gains/(losses), net	306	-	-	10	-	(306)	-100%	(10)	-100%
Gains/(losses) on assets sold	163	(15)	11	914	75	(88)	-54%	(839)	-92%
Gains/(losses) on fixed assets, net	-	(1)	3	6	-	-		(6)	-100%
Gains/(losses) on sale of loans, net	223	55	44	513	-	(223)	-100%	(513)	-100%
Cash surrender value income on bank-owned life insurance	178	172	166	165	159	(19)	-11%	(6)	-4%
Income from sales of state tax credits	455	335	390	1,605	1,033	578	127%	(572)	-36%
Community Development Entity fees earned	353	975	400	1,147	679	326	92%	(468)	-41%
ATM fee income	439	474	474	472	473	34	8%	1	0%
Other	212	281	472	3	381	169	80%	378	NM
Noninterest income	$ 2,827	$ 2,738	$ 2,461	$ 5,401	$ 3,359	$ 532	19%	$ (2,042)	-38%

* Increases in income from sales of state tax credits was primarily related to credits received through the Louisiana New Markets Jobs Act which were sold in 4Q13 and 1Q14

* Community Development Entity fees earned are impacted by seasonal influences of the tax credit award process

Non-Interest Expense Trends

	1Q13	2Q13	3Q13	4Q13	1Q14	1Q14 vs. 1Q13 $ Change	1Q14 vs. 1Q13 % Change	1Q14 vs. 4Q13 $ Change	1Q14 vs. 4Q13 % Change
(in thousands)									
Salaries and employee benefits	$ 5,607	$ 5,014	$ 6,023	$ 7,169	$ 5,397	$ (210)	-4%	$ (1,772)	-25%
Occupancy and equipment expenses	2,529	2,437	2,626	2,612	2,584	55	2%	(28)	-1%
Professional fees	1,416	1,577	1,711	2,225	1,899	483	34%	(326)	-15%
Taxes, licenses and FDIC assessments	1,058	793	1,087	1,307	1,199	141	13%	(108)	-8%
Tax credit investment amortization	1,788	2,104	2,403	2,344	2,827	1,039	58%	483	21%
Write-down of foreclosed assets	51	61	29	94	166	115	225%	72	77%
Data processing	1,048	1,068	1,086	1,017	1,098	50	5%	81	8%
Advertising and marketing	457	512	507	951	578	121	26%	(373)	-39%
Other	1,689	1,619	1,620	1,704	1,589	(100)	-6%	(115)	-7%
Noninterest expense	$ 15,643	$ 15,185	$ 17,092	$ 19,423	$ 17,337	$ 1,694	11%	$ (2,086)	-11%

* Salaries and employee benefits decreased due to reductions in the bonus accrual related to strong 4Q13 results

* Tax credit amortization increased due to increases in completion of tax credit projects and tax credit investments

Increasing Profitability



Net Income
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$4.2
$10.1
$19.7
$29.5
$40.9
2009
2010
2011
2012
2013



EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.52
$1.14
$1.55
$2.04
$2.38
2009
2010
2011
2012
2013

Note: Net Income shown in millions of dollars

Note: Earnings per share refers to basic earnings per share and does not take into account share dilution

Increasing Profitability

Return on Average Common Equity



18%
16%
14%
12%
10%
8%
6%
4%
6.11%
11.42%
14.28%
15.77%
14.88%
15.08%
2009
2010
2011
2012
2013
1Q14

Return on Average Assets



1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.45%
0.79%
1.17%
1.19%
1.37%
1.55%
2009
2010
2011
2012
2013
1Q14

Net Interest Margin



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.67%
3.09%
3.44%
3.36%
3.11%
3.30%
2009
2010
2011
2012
2013
1Q14

Efficiency Ratio



80%
70%
60%
50%
40%
30%
20%
10%
0%
73.97%
62.57%
61.86%
62.56%
68.50%
61.46%
2009
2010
2011
2012
2013
1Q14

Loan Composition

Loan Composition at 3/31/14



Construction, 10%
Consumer, 1%
Commercial, 38%
Commercial real estate, 46%
Consumer real estate, 5%

Loan Composition at 3/31/13



Construction, 9%
Consumer, 1%
Commercial, 33%
Commercial real estate, 52%
Consumer real estate, 5%

Loan Growth



Thousands
1,400
1,200
1,000
800
600
400
200
-
Commercial real estate
Commercial
3/31/14
12/31/13
3/31/13

Loan Composition by Industry



Finance and insurance, 6%
Construction, 10%
Other, 31%
Real estate and rental and leasing, 32%
Other services, 9%
Accommodation and food services, 12%

Yield on Loans: 5.22%

* 29% of real estate loans are owner-occupied

* 41% fixed rate/59% variable rate

* Average loan size - $856,000 for commercial and $780,000 for commercial real estate

Strong Credit Culture

* In depth understanding of local economy and borrowers
* Average loan officer experience of 36 years
* Diligent, process oriented, committee-based credit approval
* Sound lending practices

NPAs/Assets



4.23%
0.75%
3.88%
0.68%
3.13%
0.83%
2.31%
1.20%
1.68%
0.67%
2009
2010
2011
2012
2013
SNL U.S. Bank $1B-$5B
First NBC

NPLs/Loans



5.00%
0.66%
4.54%
0.34%
3.80%
0.63%
2.82%
1.22%
2.07%
0.76%
2009
2010
2011
2012
2013
SNL U.S. Bank $1B-$5B
First NBC

NCOs/Average Loans



2.04%
0.01%
1.85%
0.09%
1.38%
0.19%
0.79%
0.12%
0.32%
0.22%
2009
2010
2011
2012
2013
SNL U.S. Bank $1B-$5B
First NBC

Nonperforming assets consist of nonperforming loans and real estate and other property that has been repossessed
Nonperforming loans consist of nonaccrual loans and restructured loans
Note: Peer groups include all banks headquartered in the U.S. between $1 - 5 billion
Source: SNL U.S. Bank $1B-$5B index from SNL Financial

Deposit Composition

Deposit Composition at 3/31/14


Noninterest-bearing, 11%
NOW deposits, 18%
MMA deposits, 26%
Savings deposits, 2%
Certificates of deposit, 42%

Deposit Composition at 3/31/13


Noninterest-bearing, 10%
NOW deposits, 21%
MMA deposits, 16%
Savings deposits, 2%
Certificates of deposit, 51%

Deposit Growth


Thousands
1,400
1,200
1,000
800
600
400
200
-
NOW deposits
MMA deposits
Certificates of deposit
3/31/14
12/31/13
3/31/13

Deposit Composition at 12/31/08


Noninterest-bearing, 10%
NOW deposits, 6%
Savings deposits, 3%
MMA deposits, 7%
Certificates of deposit, 74%

Rate on Interest-Bearing Deposits: 1.57%

* Average deposit size - $46,000 for transaction accounts and $69,000 for certificates of deposit
* Competitively priced deposit base drives customer loyalty
* Locally sourced
* Significant migration towards transaction accounts

Tax Credit Overview

* Tax credits are an integral part of First NBC's commercial banking business
  - Management has a deep understanding of this business which is core to First NBC's
* Well-established federal and state programs
  - Promotes private investment in low income areas, builds affordable housing and rehabilitates historic buildings
  - Includes Federal Historic Rehabilitation Tax Credits which was established as part of the Tax Reform Act of 1976
  - Includes Low-Income Housing Tax Credits which was created under the Tax Reform Act of 1986
  - Includes Federal New Markets Tax Credits which was established as part of the Community Renewal Tax Relief Act of 2000
* First NBC plays three roles
  - Investor in the underlying project
  - Lender to the developer
  - Allocator of New Markets Tax Credits to the project
* First NBC receives tax credits in exchange for investment in the project
* Loans underwritten to normal credit standards
* Underlying projects have low LTVs (40% - 70%)
* Strong financial returns

New Markets Tax Credit Program

Round	Award	# of Applications	# of Recipients	Total Awarded (in millions)	First NBC Award (in millions)	Award Date
1	2002	345	66	$ 2,500	$ -	Mar-03
2	2003	271	63	3,500	-	May-04
3	2005	208	41	2,000	-	May-05
4	2006	254	63	4,100	-	Jun-06
5	2007	258	61	3,909	-	Oct-07
6	2008	239	102	4,960	-	Oct-08
7	2009	249	99	5,000	-	Oct-09
8	2010	250	99	3,500	28	Feb-11
9	2011	314	70	3,623	40	Feb-12
10	2012	282	85	3,500	50	Apr-13
		2,670	749	$ 36,592	$ 118	

Tax Credit Investments & Loans

Tax Credit Investments & Loan Detail at 3/31/14


Low Income Housing Loans 16%
Historic Rehabilitation Loans 2%
New Markets Investments 23%
Low Income Housing Investments 15%
New Markets Loans 35%
Historic Rehabilitation Investments 9%

* $121.4 million invested in tax credit entities
* $137.2 million loaned to tax credit entities

Future Tax Credits as of 12/31/13


Future Tax Credits
$25
$20
$15
$10
$5
$-
2014
2015
2016
2017
2018

* $163.6 million of New Market and Low Income tax credits have been awarded ($47.1 million realized, $116.5 million in remaining benefits to be realized)